SUPPLEMENT DATED JUNE 16, 2023 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023 AND THE
CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK FUNDS

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck Funds (the “Trust”) regarding Emerging Markets Bond Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.1115 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, Van Eck Associates Corporation, the investment adviser to the Fund (the “Adviser”) has agreed to lower the expense cap for the Fund to prevent Fund operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% for Class A, 0.85% for Class I, and 0.95% for Class Y of the Fund’s average daily net assets per year until May 1, 2025.

Accordingly, effective immediately, the Fund’s Summary Prospectus and Prospectus are supplemented as follows:

The “Annual Fund Operating Expenses” and “Expense Example” tables (including the related footnotes) as included in the Fund’s Summary Prospectus and “Summary Information” section of the Prospectus are hereby deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	1.50%	1.71%	2.11%
Total Annual Fund Operating Expenses	2.55%	2.51%	2.91%
Fee Waivers and/or Expense Reimbursements[2,3]	-1.33%	-1.64%	-1.94%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	1.22%	0.87%	0.97%

1 A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.
2 Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% for Class A, 0.85% for Class I, and 0.95% for Class Y of the Fund’s average daily net assets per year until May 1, 2025. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
3 Fee Waivers and/or Expense Reimbursements have been restated to reflect current expense limitations.
EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$692	$1,203	$1,740	$3,200
Class I	Sold or Held	$89	$625	$1,187	$2,722
Class Y	Sold or Held	$99	$717	$1,361	$3,094

The “Management of the Fund and Service Providers - Information About Fund Management/Investment Adviser” section of the Prospectus is hereby deleted and replaced with the following:

INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, New York 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2022, the Adviser’s assets under management were approximately $69.03 billion.
Fees paid to the Adviser: Pursuant to the advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee at the annual rate of: (i) 0.80% of the first $1.5 billion of average daily net assets of the Fund and (ii) 0.75% of average daily net assets in excess of $1.5 billion. This includes the fee paid to the Adviser for accounting and administrative services.
The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% for Class A, 0.85% for Class I, and 0.95% for Class Y of the Fund’s average daily net assets per year until May 1, 2025. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck Funds	As a % of average daily net assets
Emerging Markets Bond Fund	0.80%

The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub-adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.
A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi- annual report to shareholders for the period ended June 30, 2022.

Additionally, the section entitled “Investment Advisory Services” in the SAI with respect to the Fund is hereby supplemented as follows:

Effective June 16, 2023, Van Eck Associates Corporation, the investment adviser to the Fund has agreed to lower the expense cap for the Fund to prevent Fund operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% for Class A, 0.85% for Class I, and 0.95% for Class Y of the Fund’s average daily net assets per year until May 1, 2025.

Please retain this supplement for future reference.